UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 16, 2023
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
The following proposals were submitted to the stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) at the 2023 Annual Meeting of Stockholders held on March 16, 2023.
•To elect eight directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;
•To approve, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers;
•To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock;
•To ratify the selection of Rose Snyder & Jacobs as independent auditors of the Company for the fiscal year ended September 30, 2023.
As of January 20, 2023, the record date for the Annual Meeting, the Company had 106,706,695 shares of its common stock outstanding and entitled to vote. At the Annual Meeting 88,773,208 shares were present in person or represented by proxy and entitled to vote. Based on the votes cast in person and by proxy, each proposal passed, including the election of each director. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	ABSTAIN	NON VOTES
Douglass Given	67,160,632	2,517,893	405,240	18,689,443
Michael S. Perry	65,416,779	4,172,284	494,702	18,689,443
Christopher Anzalone	67,517,726	2,257,619	308,420	18,689,443
Marianne De Backer	64,099,823	5,531,033	452,909	18,689,443
Mauro Ferrari	62,760,154	6,726,045	597,566	18,689,443
Adeoye Olukoton	65,203,181	4,295,706	584,878	18,689,443
William Waddill	63,143,044	6,415,395	525,326	18,689,443
Victoria Vakiener	67,756,449	1,797,645	529,671	18,689,443

Advisory Vote to Approve Executive Compensation

62,683,718 FOR 7,119,440 AGAINST 280,607 ABSTAIN 18,689,443 NON VOTES

Approval of Amendment to Increase Authorized Shares of Common Stock
80,352,213 FOR 8,279,373 AGAINST 141,622 ABSTAIN 0 NON VOTES

Ratification of Rose, Snyder & Jacobs as Independent Auditors of the Company

86,613,251 FOR 1,296,520 AGAINST 863,437 ABSTAIN 0 NON VOTES

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 20, 2023

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer